Virtus Quality Large-Cap Value Fund

a series of Virtus Equity Trust

Supplement dated November 21, 2016 to the Summary and

Statutory Prospectuses, each dated July 29, 2016

Important Notice to Investors

At a meeting held on November 16, 2016, the Board of Trustees of Virtus Equity Trust approved changes to the fund’s investment objective, name and principal investment strategies as described below. These changes will be effective on February 1, 2017.

Effective February 1, 2017, the fund’s investment objective will change to “total return, consisting of both capital appreciation and current income.” Also effective February 1, 2017, the fund’s name will change to Virtus Global Quality Dividend Fund. Effective February 1, 2017, all references in the fund’s summary and statutory prospectuses to the fund’s former name will be deemed changed to Virtus Global Quality Dividend Fund.

Additionally, the following disclosure changes will be effective February 1, 2017:

Under “Principal Investment Strategies” in the fund’s summary prospectus and summary section of the statutory prospectus, the first paragraph will be replaced in its entirety with the following:

The fund invests in a globally diversified portfolio of primarily high-quality, mature companies with high dividend yields. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. The fund invests in dividend paying equity securities of companies that are tied economically to a number of countries throughout the world, including American Depositary Receipts. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities.

Under “Principal Risks” in the fund’s summary prospectus and summary section of the statutory prospectus, the risk entitled “Value Stocks Risk” will be deleted and the following disclosure will be added:

> Small and Medium Market Capitalization Risk. The risk that the fund's investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

The first paragraph under Principal Investment Strategies on page 55 of the statutory prospectus will be replaced with the following:

The fund invests in dividend paying equity securities of companies that are tied economically to a number of countries throughout the world, including American Depositary Receipts. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities.The fund’s policy of investing 80% of its assets in dividend paying equity securities may be changed only upon 60 days’ written notice to shareholders.

The last sentence in the second paragraph of this section will be replaced with the following: “Generally, the fund invests in approximately 25 to 40 securities at any given time.”

The third paragraph in this section will be deleted.

In the section “More Information About Risks Related to Principal Investment Strategies” on page 62 of the statutory prospectus, the row entitled “Value Stocks” will be amended to remove the “X” from the column showing risks of the fund thereby indicating that this risk disclosure does not apply to the fund. Additionally, the row entitled “Small and Medium Market Capitalization Companies” will be amended to add an “X” to the column showing risks of the fund thereby indicating that this risk disclosure applies to the fund.

All other disclosure concerning the fund, including fees, expenses, risks and portfolio management remains unchanged.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019/LCQV Obj&Name&StrategyChanges (11/2016)

2

Virtus Quality Large-Cap Value Fund

a series of Virtus Equity Trust

Supplement dated November 21, 2016 to the

Statement of Additional Information (“SAI”) dated July 29, 2016

Important Notice to Investors

At a meeting held on November 16, 2016, the Board of Trustees of Virtus Equity Trust approved changes to the fund’s investment objective and name as described below. These changes will be effective on February 1, 2017.

Effective February 1, 2017, the column in the table on page 6 of the SAI will be revised to replace the information about the fund’s investment objective with the following: “The fund has an investment objective of total return, consisting of capital appreciation and current income.”

Also effective February 1, 2017, the fund’s name will change to Virtus Global Quality Dividend Fund. Effective February 1, 2017, all references in the fund’s SAI to the fund’s former name will be deemed changed to Virtus Global Quality Dividend Fund.

All other disclosure concerning the fund remains unchanged.

Investors should retain this supplement with the

SAI for future reference.

VET 8019B SAI/LCQV Obj&NameChanges (11/2016)